April 30, 2018

Supplement

SUPPLEMENT DATED APRIL 30, 2018 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2018
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2018
Morgan Stanley Mortgage Securities Trust, dated February 28, 2018

The following is hereby added as the last paragraph of the section of each Prospectus entitled "Shareholder Information—How to Buy Shares—Minimum Investment Amounts":

The Adviser, in its sole discretion, may waive a minimum initial investment amount in certain cases.

The following is hereby added as the third paragraph of the section of each Prospectus entitled "Shareholder Information—Share Class Arrangements":

In addition, the Adviser may in its sole discretion permit a conversion of one share Class to another share Class of the same Fund in certain circumstances, provided that the Fund's eligibility requirements are met, and subject to the shareholder's consent. These conversions will be on the basis of the relative NAVs and without the imposition of any redemption fee or other charge. A conversion of shares of one Class directly for shares of another Class of the same Fund normally should not be taxable for federal income tax purposes. Please ask your financial advisor if you are eligible for converting a Class of shares pursuant to the conversion features described in this Prospectus. You should talk to your tax advisor before making a conversion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSRETAILCONVFPROSPT-0418